UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) _____February 27, 2006_______

_______________________MOLSON COORS BREWING COMPANY________________________ (Exact name of registrant as specified in its charter)

_________Delaware________ (State or other jurisdiction of incorporation)	________1-14829_________ (Commission File Number)	______84-0178360_________ (IRS Employer Identification No.)

1225 17th Street, Suite 3200 Denver, Colorado 1555 Notre Dame Street East Montreal, Quebec Canada (Address of principal executive offices)	______80202__________ (Zip Code) ______H2L 2R5_______ (Postal Code)

Registrant's telephone number, including area code ______303.277.6661__(Colorado)__ ______514.521.1786 (Quebec)____

__________________________Not Applicable___________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors of Molson Coors Brewing Company (the "Company") appointed Rosalind G. Brewer to serve as a member of the Company's Board, as of February 27, 2006. On May 17, 2006, Ms. Brewer was appointed to serve on the Compensation and Human Resources Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

(Registrant)

Date: May 23, 2006

/s/ Samuel D. Walker

(Samuel D. Walker, Global Chief Legal Officer)